UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): March 30, 2006

                         Commission File Number: 0-29195

                           ONSCREEN TECHNOLOGIES, INC.
                 (Name of Small Business Issuer in Its Charter)
                             -----------------------

           Colorado                                      84-1463284
 (State or jurisdiction of                            (I.R.S. Employer
incorporation or organization)                       Identification No.)


600 NW 14th Avenue, Suite 100, Portland, Oregon             97209
  (Address of Principal Executive Offices)                (Zip Code)

                                 (503) 417-1700
                         (Registrant's telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
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[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))


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ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Effective March 24, 2006, the Company purchased from CH Capital, Inc. all right, title and interest in and to the WayCool invention, patent application and Letters Patent to issue therefrom. This purchase is the final patent rights conveyance described in the letter of intent that is the subject of the 8-K filed with the Commission September 8, 2005 and October 4, 2005 to which this Form 8-K shall supplement and update. A copy of the original letter of intent relating to WayCool is attached as an exhibit to the 8-K filed September 8, 2005. WayCool is a chip technology which provides for electronic assembly/system with reduced cost, mass and volume and increased efficiency and power density.

CH Capital, Inc (CH) is a private company controlled by Mr. Brad Hallock, currently a shareholder and a director, and Mr. William Clough who currently is a shareholder, corporate secretary, director and corporate counsel. The WayCool technology was developed by John Popovich who was also the inventor of certain other proprietary rights and technologies relating to the Company's electronic sign products. Mr. Popovich owns shares of the Company common stock.

Pursuant to the letter of intent, we acquired the WayCool technology from CH for $800,000 and the issuance of warrants to acquire five percent (5%) of our fully diluted equity securities after giving effect to our fund raising efforts. The warrants have a strike price of $0.20 per share. This per share price is the same pricing and terms issued in connection with our private equity fund raising. The $800,000 represents reimbursement to CH for time and monies expended in connection with acquiring and developing the WayCool technology.

Our management believes that the potential commercialization opportunity for WayCool is significant. We believe that the terms with CH are fair and reasonable for a variety of reasons, including, CH provided the upfront funding in connection with the WayCool technology development at a time when we did not have sufficient funds or human or technical resources to evaluate and pursue the commercial viability of the WayCool technology. At the time CH acquired rights to WayCool, it was an unproven and invalidated technology. We also believe that the equity component consideration relating to said warrants is fair and reasonable inasmuch as the terms of said warrants will be tied to the terms negotiated on an arms-length basis with outside investors in connection with our fund raising efforts.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 30th day of March 2006.

                                ONSCREEN TECHNOLOGIES, INC.
                                (Registrant)

                                By: /s/ Charles R. Baker
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                                   Charles R. Baker as CEO/President